Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 - SUBSEQUENT EVENTS

During the period July 1, 2025, and until July 21, 2025, the Company purchased additional 1,327,439 Ordinary Shares for a total consideration of $3.6 million in the framework of its Second Buyback, and thus completed the Second Buyback.

In July 2025, the United States enacted tax reform through the One Big Beautiful Bill Act (“OBBBA”). Included in this legislation are provisions that allow for the immediate expensing of research and development conducted in the United States, immediate expensing of certain capital expenditures, and other changes to the U.S. taxation of profits derived from foreign operations. The Company is assessing the impact of this new legislation on its future consolidated financial statements.